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                                                                    Exhibit 10.3

                               AMENDMENT NO. 2 TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT




                                  June 17, 2002



Weirton Steel Corporation
400 Three Springs Drive
Weirton, West Virginia 26062
Attention:  Mark E. Kaplan

Ladies and Gentlemen:

                  Reference is made to the Amended and Restated Loan and Security Agreement dated as of May 3, 2002 by and among Weirton Steel Corporation ("Borrower"), the lenders from time to time party thereto (the "Lenders"), Fleet Capital Corporation, individually as a Lender, and as agent for the Lenders (the "Agent"), Foothill Capital Corporation, individually as a Lender, and as Syndication Agent for the Lenders, The CIT Group/Business Credit, Inc., individually as a Lender, and as a Documentation Agent for the Lenders, GMAC Business Credit, LLC, individually as a Lender, and as a Documentation Agent for the Lenders and Fleet Securities, Inc., as lead arranger (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Loan Agreement.

                  Borrower has requested that Majority Lenders agree to amend the Loan Agreement in order to (i) increase the amount of interest that Borrower may pay in respect of the Senior Notes and the Indebtedness under the City Loan Agreement after the completion of the Permitted Note Exchange Offer and (ii) effect certain technical amendments to the provisions of subsection 8.2.6(v). Majority Lenders have agreed to the foregoing, on the terms and conditions set forth herein. Therefore, Majority Lenders hereby agree as follows:

                  1. AMENDMENT. The Loan Agreement is hereby amended, as follows:

                  (a) Subsections 8.2.6(v)(a) and (b) of the Loan Agreement are hereby amended and restated in their entirety, as follows:

                  "(a) during the period from the date of issuance of the Exchange Instruments to and including March 31, 2003, aggregate interest payments (I) in respect of the Exchange Notes, equal to the greater of (A) 0.5% of the outstanding principal balance of the Exchange Notes or (B) a rate per annum equal to (1) $4,000,000 minus aggregate interest accrued through March 31, 2003 in respect of the Senior Notes and the Indebtedness under the City Loan Agreement not exchanged pursuant to the Permitted Note Exchange Offer

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         divided by (2) the aggregate outstanding principal balance of the
         Exchange Notes and (II) in respect of the Exchange Bonds, equal to 0.5% of the outstanding principal balance of the Exchange Bonds;

                  (b) during the period from April 1, 2003 to and including March 31, 2005, aggregate interest payments (I) in respect of the Exchange Notes, equal to the lesser of (A) 10% per annum of the outstanding principal balance of the Exchange Notes or (B) the sum of
         (1) the greater of (x) 0.5% of the outstanding principal balance of the Exchange Notes and (y) a rate per annum equal to (i) $4,000,000, minus aggregate interest accrued during each 12 month period from April 1 to March 31 in respect of the Senior Notes and the Indebtedness under the City Loan Agreement not exchanged pursuant to the Permitted Note Exchange Offer, divided by (ii) the aggregate outstanding principal balance of the Exchange Notes, plus (2) "Contingent Interest Rate" (as defined in the Exchange Notes, as in existence on the Effective Date), and (II) in respect of the Exchange Bonds, equal to the lesser of (A) 9% per annum of the outstanding principal balance of the Exchange Bonds and (B) the sum of (1) 0.5% of the outstanding principal balance of the Exchange Bonds plus (2) "Contingent Interest Rate" (as defined in the Exchange Bonds, as in existence on the Effective Date); and"

                  (b) Subsection 10.1.16 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "10.1.16. CERTAIN PAYMENTS IN RESPECT OF SENIOR NOTES AND CITY LOAN AGREEMENT. During the period after the completion of the Permitted Note Exchange Offer (as evidenced by the issuance of the Exchange Instruments), Borrower (i) makes any payment of principal in respect of the Senior Notes or the Indebtedness under the City Loan Agreement prior to its stated maturity, (ii) in the 12 month period ending December 31, 2002, pays more than an aggregate of $5,250,000 of accrued interest in respect of the Senior Notes and the Indebtedness under the City Loan Agreement (including without limitation any accrued and unpaid interest for prior periods) or (iii) in any 12 month period ending on a December 31, commencing with the 12 month period ending on December 31, 2003, pays more than an aggregate of $4,250,000 of accrued interest in respect of the Senior Notes and the Indebtedness under the City Loan Agreement."

                  2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lenders that after giving effect to the transactions contemplated hereby:

                  (a) there is no Default or Event of Default currently in existence; and

                  (b) the representations and warranties of Borrower contained in the Loan Agreement, as amended hereby, and the other Loan Documents, are true and correct in all material respects as of the date hereof, with the same effect as though made on

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         the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

                  3. CONDITION TO EFFECTIVENESS. This Amendment No. 2 to Amended and Restated Loan and Security Agreement (the "Amendment") shall be effective upon the execution hereof by Majority Lenders, acceptance hereof by Borrower, and delivery hereof to Agent on or before June 18, 2002.

                  4. SCOPE. Except as expressly amended by this Amendment, the terms of the Loan Agreement shall remain in full force and effect as executed.

                  5. COUNTERPARTS. This Amendment and all other documents and agreements provided for herein or delivered or to be delivered hereunder or in connection herewith may be executed in any number of counterparts, and by the parties hereto and/or thereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed an original, but all such counterparts shall together constitute but one and the same agreement or document, as applicable.

                            [SIGNATURE PAGE FOLLOWS]



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                                 Very truly yours,

                                 FLEET CAPITAL CORPORATION,
                                   as Agent and as a Lender


                                 By /s/ Daniel Manella
                                    -------------------------------------------
                                 Title Vice President
                                       ----------------------------------------

                                 Revolving Loan Commitment:  $50,000,000

                                 FOOTHILL CAPITAL CORPORATION,
                                   as Syndication Agent and as a Lender


                                 By /s/ Eileen Quinn
                                    -------------------------------------------
                                 Title Vice President
                                       ----------------------------------------

                                 Revolving Loan Commitment:  $50,000,000

                                 THE CIT GROUP/BUSINESS CREDIT, INC.,
                                   as a Documentation Agent and as a Lender


                                 By /s/ James Andricopolous
                                    -------------------------------------------
                                 Title Vice President
                                       ----------------------------------------

                                 Revolving Loan Commitment:  $50,000,000

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                                 GMAC BUSINESS CREDIT, LLC,
                                   as a Documentation Agent and as a Lender


                                 By /s/ George Grieco
                                    -------------------------------------------
                                 Title Director
                                       ----------------------------------------

                                 Revolving Loan Commitment:  $35,000,000

                                 TRANSAMERICA BUSINESS
                                   CAPITAL CORPORATION, as a Lender


                                 By
                                    -------------------------------------------
                                 Title
                                       ----------------------------------------

                                 Revolving Loan Commitment:  $15,000,000



Acknowledged and agreed to as of
this 18th day of June, 2002.
WEIRTON STEEL CORPORATION


By /s/ Mark E. Kaplan
   -----------------------------------
Its Senior Vice President of Finance and Administration
   ----------------------------------------------------




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